GUARANTEE AND SECURITY AGREEMENT

This Agreement entered into this 18th day of October, 2005 by HAIG KELEDJIAN, residing in the city of La Canada, California, (the “Guarantor”) in favor of ______________, a _________________ residing in the city of ________________________, (the “Lender”).

WHEREAS, Lender has agreed to loan __________________________ ($________) to Viral Genetics, Inc. (the "Borrower"); and

WHEREAS, Guarantor is a principal shareholder of Borrower and desires to induce Lender to make the loan to Borrower; and

WHEREAS, Lender required as a condition of its loan to Borrower that Guarantor enter into this Agreement.

NOW, THEREFORE, in consideration of ten dollars ($10) in hand paid, Guarantor agrees as follows:

Guarantor hereby irrevocably guarantees the due and punctual payment when due of the principal of and interest on the attached interest bearing debenture of Borrower (the “Debenture”), dated of even date herewith, in the amount of __________________________ dollars ($__________), payable to the order of Lender (the “Secured Obligation”), and hereby irrevocably and unconditionally agrees that, upon any default by Borrower in the payment in full when due (by acceleration or otherwise) of the Secured Obligation, Guarantor will promptly pay the same without demand or notice of any kind, provided, however, that this guarantee is without recourse and is payable exclusively from the proceeds of the sale of the Pledged Property (as hereinafter defined). Guarantor shall have no liability for any deficiency that might remain after the payment to Lender of the proceeds of the sale of the Pledged Property.

Guarantor hereby grants to Lender a security interest in and a lien upon shares of the common stock, $0.0001 par value per share, of Viral Genetics, Inc. registered in the name of Guarantor, respectively (the “Pledged Property”). The Pledged Property is being delivered contemporaneously with the delivery of this Agreement to Parsons Behle &Latimer PLC, as escrow agent (the “Escrow Agent”) under the Pledge Agreement of the even date herewith among Lender, Guarantor and the Escrow Agent.

Guarantor warrants, represents and agrees as to himself that:

1.     Guarantor has title to and beneficial ownership of the Pledged Property, free of all liens, encumbrances and security interests. There are not restrictions on the transferability of the Pledged Property.

2.     Guarantor has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder, to subject the Pledged Property to the lien and security interest created herein and to deliver the Pledged Property to the Escrow Agent. Upon delivery of this Agreement will constitute a legal, valid and binding agreement of Guarantor enforceable in accordance with its terms.

3.     This document and the Pledge Agreement constitute Guarantor’s entire agreement with Lender with reference to the subject matter set forth herein and therein and all other communications, statements and instruments, whether verbal or written, hereby are withdrawn and annulled. Any purported waiver, modification, discharge or amendment or any agreement, term or provision of this Agreement shall be effective only if by an instrument in writing signed by the party against which enforcement of the alleged waiver, modification, discharge or amendment is sought.

4.     No delay or failure on the part of Lender to exercise any right under this Agreement shall operate as a waiver of that or any other right of Lender and no right or remedy of Lender shall be deemed abridged or modified by any course of conduct.

5.     Any legal action or proceeding against Guarantor with respect to this Guarantee or the Pledged Property may be brought in the courts of the State of California or of the United States of America in southern California. By the execution and delivery of this Guarantee, Guarantor hereby submits to each such jurisdiction. Nothing herein contained shall affect the jurisdiction of any other court.

6.     In the event this Guarantee is referred to an attorney for collection, Guarantor will reimburse Lender for its reasonable attorneys’ fees, legal expenses and other costs and expenses relating to the collection of the amounts owing hereunder.

IN WITNESS WHEREOF, this Agreement has been signed on the date first above written.

______________________________
HAIG KELEDJIAN